UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026 (September 14, 2026)
Atkore Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

N/A
(Former name )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.

As previously reported, on August 2, 2026, Atkore Inc., a Delaware corporation (“Atkore” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Prysmian S.p.A., a company organized under the laws of the Republic of Italy (“Buyer”), Trinity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Buyer (“Merger Sub”), and, solely as provided in certain sections of the Merger Agreement, Prysmian Cables and Systems USA, LLC, a Delaware limited liability company, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Buyer.

The respective obligations of each party to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions, including, among others, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). As previously disclosed, the parties filed the required HSR Act notifications on August 14, 2026. Effective as of 11:59 p.m. Eastern Time on September 14, 2026, the applicable waiting period under the HSR Act expired. The completion of the Merger remains subject to other customary closing conditions, including, among others, the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote on such matter at a meeting of the Company’s stockholders duly called and held for such purpose and receipt of other regulatory approvals.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Atkore and Buyer (the “proposed transaction”). In connection with the proposed transaction, Atkore filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). The Proxy Statement was first mailed to Atkore stockholders on or around September 9, 2026. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Proxy Statement as well as other filings containing information about Atkore, without charge, at the SEC’s website, http://www.sec.gov. Free copies of the Proxy Statement and Atkore’s other filings with the SEC may also be obtained from Atkore. Free copies of documents filed with the SEC by Atkore will be made available on Atkore’s investor relations website at https://investors.atkore.com.

Participants in the Solicitation

Atkore and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Atkore is set forth in its definitive proxy statement, which was filed with the SEC on December 12, 2025, under the headings “Proposal 1: Election of Directors” and “Executive Officers and Compensation.” Investors may obtain additional information regarding the interests of such participants by reading the Proxy Statement, including under the heading “The Merger—Interests of Atkore’s Directors and Executive Officers in the Merger,” and other relevant materials regarding the proposed transaction when they become available.

Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction, constitutes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially.

Such estimates and statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Such statements are based upon the current beliefs and expectations of the management of Atkore and Buyer and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that Atkore’s stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; risks related to litigation brought in connection with the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on Atkore’s ability to retain customers, attract and retain key personnel or employees and maintain relationships with suppliers, agents, distributors, vendors and other business partners, and on Atkore’s operating results and business generally; negative effects of the announcement or the consummation of the proposed transaction on the market price of Atkore’s common stock; risks related to declines in, and uncertainty regarding, the general business and economic conditions in the United States and international markets in which Atkore operates, and the potential impact of general business and economic conditions on Atkore, Buyer or the proposed transaction; inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; and the response of Atkore’s or Buyer’s management to any of the aforementioned factors.

Discussions of a number of important additional risks and uncertainties are contained in Atkore’s filings with the SEC, including Atkore’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and the Proxy Statement filed by Atkore in connection with the proposed transaction. Neither Atkore nor Buyer is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: September 15, 2026